Stockholders’ Equity	6 Months Ended
Jun. 30, 2024
Equity [Abstract]
Stockholders’ Equity

Note 4 - Stockholders’ Equity

1. On May 15, 2023, the Company effected a reverse share split of the Company’s ordinary shares at the ratio of 1-for-15, such that each fifteen (15) ordinary shares, par value NIS 0.01 per share, were consolidated into one (1) ordinary share, par value NIS 0.15 per share. As a result, all share and per share amounts were adjusted retroactively for all periods presented in these financial statements.

2. On July 18, 2023, the Company sold to investors in a public offering (i) 380,000 ordinary shares, (ii) 5,220,000 pre-funded warrants to purchase 5,220,000 ordinary shares (the “Pre-Funded Warrants”), and (iii) 5,600,000 warrants to purchase 5,600,000 ordinary shares (the “Investor Warrants”), at a purchase price of $1.25 per share and accompanying Investor Warrant and $1.249 per Pre-Funded Warrant and accompanying Investor Warrant.

The Pre-Funded Warrants are immediately exercisable at an exercise price of $0.001 per ordinary share and will not expire until exercised in full.

The Investor Warrants have an exercise price of $1.25 per ordinary share, are immediately exercisable, and may be exercised until July 18, 2028.

The net proceeds to the Company were approximately $6.2 million.

As of June 30, 2024, a total of 4,290,000 Pre-Funded Warrants were exercised into 4,286,405 ordinary shares.